Todd Elliott SENIOR VICE PRESIDENT, ACETYL CHAIN I N V E S T O R D A Y M A Y 1 , 2 0 1 8

Acetyl Chain storyline 2020

Celanese
The chemistry inside innovation™

- Improving fundamentals and structural reform in China
- Margins enhanced by Acetyl Chain's (AC) repeatable model
- Network positions with greatest flexibility
- Multiple growth opportunities will lift volume and revenue

INVESTOR DAY 2018
2

3I N V E S T O R D A Y 2 0 1 8 Progressive lift in earnings profile STEP CHANGES IN ADJUSTED EBIT (in millions) 201420132012 $375 $374 $611 $498 $454 $575 ~$775 2015 2016 2017 2018F Targeting additional growth through 2020 MEETING OUR COMMITMENTS > Grow adjusted EBIT at 10% CAGR > Consistently generate EBIT margins of 12-16% > Invest in advantaged positions ; ; ;

4I N V E S T O R D A Y 2 0 1 8 1 Demand growth for 2017-2020 2 Operating utilization is based on estimated actual production capacity accounting for regular maintenance outages and other estimated physical limitations Improving utilization rates Demand growth is outpacing supply Esters PTA EVOH EVA Anhydride PVOH Emulsions Emulsion Powders 2-3% 2-3% 6-8% 4-6% 5-7% 3-4% DEMAND GROWTH1 CAPACITY ADDITIONS (MAINLY CHINA) UTILIZATION RATE MANAGEMENTEND USES STRUCTURAL IMPROVEMENTS (Acetic Acid + VAM) Demand Utilization2 Operating Capacity 20142013201220112010200920082007 2015 2016 2017 2018F 2019F 2020F 25 22 19 16 13 10 U T I L I Z A T I O N R A T E S V O L U M E ( k T ) 90% 85% 80% 75% 70%

5I N V E S T O R D A Y 2 0 1 8 Already seeing industry impact from reforms China reforms impacting acetyls landscape INCREASE IN ENVIRONMENTAL REFORM IMPLEMENTATION > Environmental concerns have been a focus > New local policies reinforcing central government policies > Requirement to improve economic returns 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Beijing Olympics Measures Action Plan Coal Reform 2+26 Plan Air Pollution Act Environmental Tax Law Environmental Protection Law Ethanol Mandate PM2.5 Added Tightened Coal Emissions Jiangsu 263 Plan 11th Five Year Plan Shandong Province Policy

China acetyls capacity impacted

Celanese
The chemistry inside innovation™

SHANDONG PROVINCE POLICY
Regulates new and existing industry parks

2+26 PLAN
Aims to reduce emission and control pollution in Beijing-Tianjin-Hebei regions

ENVIRONMENTAL LAW
Protects cities along the Yangtze River and provides strong legal foundation for pollution measures

JIANGSU 263 PLAN
Aims to reduce outdated chemical capacity, move chemical plants to industrial parks, control pollutants, and close plants with safety issues


CHINA
Celanese
VAM plant
Acid plant

Industry response will vary

- Shut down
- Relocate
- Upgrade
- Restructure

Expect older and more polluting technology capacity to decline

Note: Approximate locations of plants shown

INVESTOR DAY 2018

6

7I N V E S T O R D A Y 2 0 1 8 Though variation will continue, expect a structurally better industry Changes in China affect utilization GLOBAL ACETIC ACID & VAM SUPPLY & DEMAND WITH FORECASTED REGULATORY IMPACT 2016 2017 2018F 2019F 2020F U T I L I Z A T I O N V O L U M E ( k T ) 95% 90% 85% 80% 75% 70% 25 22 19 16 13 10 2018F Net Demand China Impact 83% 2020F +6-8% Operating Capacity Operating Utilization W IT H C H INA RE DU CTION Operating CapacityDemand Operating Utilization W IT HOUT C H INA RE DU CTION

Most integrated and global acetyls player

Celanese
The chemistry inside innovation™

	METHANOL	ACID	VAM	EMULSIONS
Celanese Positioning	N/A *captive only*	#1	#1	#2 *VAE*
Celanese	✓ Americas, ✓ EMEA	✓ Americas, ✓ China, ✓ AOC	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC
LyondellBasell	✓ Americas	✓ Americas	✓ Americas	
Wacker			✓ EMEA	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC
Sipchem	✓ EMEA	✓ EMEA	✓ EMEA	
Dairen			✓ AOC	✓ China, ✓ AOC
BP	✓ Americas	✓ EMEA	✓ AOC	
BP JVs		✓ Americas, ✓ China, ✓ AOC		
Eastman		✓ Americas		

✓ AMERICAS
✓ EMEA
✓ CHINA
✓ AOC

Leadership position supports unequaled market knowledge and optionality

Source: CE estimates

INVESTOR DAY 2018

8

9I N V E S T O R D A Y 2 0 1 8 Continuous advancements in process technology and operational excellence 1 Per ton of acetic acid based on average usage for all competitors by technology type Leading technology position TECHNOLOGY-LED RAW MATERIALS AND CAPITAL EFFICIENCY Celanese AOPlu s® Celanese AOPlu s® Technology 1 Technology 2 Technology 3 Technology 4 Technology 5 Technology 6 Technology 1 Technology 2 Technology 3 Technology 4 Technology 5 Technology 6 Celanes e Br ownfiel d LOWER 40-50% CARBON MONOXIDE EFFICIENCY1 METHANOL EFFICIENCY1 CAPITAL EFFICIENCY

10I N V E S T O R D A Y 2 0 1 8 Unique optionality spanning across oil, gas and coal Feedstock optionality CARBON MONOXIDE VARIABLE COST BY FEEDSTOCK ($/MT) 2013201220112010200920082007 20152014 2016 2017 2018F Oil Coal Natural Gas 100% Utilization

Commercial flexibility creates value

Celanese
The chemistry inside innovation™

COMMERCIAL FLEXIBILITY

FREELY NEGOTIATED CONTRACT MIX



~60%
~40%
~40%
~60%
2015
2018
Freely Negotiated
Formulaic

RAW MATERIAL FLEXIBILITY

METHANOL

- Constructed world-scale plant
- From international to local suppliers based on in-region dynamics
- Doubled number of suppliers

ETHYLENE

- Multi-sourcing with overlapping contracts allow increased optionality
- 100% cryogenic to >60% pipeline supply in China
- From 1 to 3 suppliers in China

...and supports margin improvement

INVESTOR DAY 2018
11

Leading positions enable flexibility

Celanese
The chemistry inside innovation™



PARTNERSHIPS
Stranded molecules
Traders
JVs
SUPPLY CHAIN
Shipping routes
Distributors
Terminals
PRODUCTS OFFERED
Derivatives
VAM
Acetic acid
CE Methanol
CUSTOMERS
Customer C
Customer A
Customer B
FEEDSTOCK ACCESS
Supplier 2
Supplier 1
PRODUCTION FACILITIES
Coal-based
Oil-based
Natural gas-based
GEOGRAPHIES
Americas
EMEA
China
AOC
MARKET LEVERS
Price
End-uses
Contract durations
Freely negotiated

Expansive reach and multiple nodes add degrees of freedom

INVESTOR DAY 2018

12

High market access and connectivity

Celanese
The chemistry inside innovation™


MARKET INPUTS
Customer demand
End-use demand
Regional value
Regional inventories
Supply dynamics
Trade flows
Make vs. buy economics
Global plant cost curves
DAILY CROSS-REGIONAL MEETING
MANUFACTURING DECISIONS
Shift production
Change production levels
Sourcing vs. producing
WEEKLY CROSS-CHAIN MEETING
COMMERCIAL DECISIONS
Change price
Shift volume sold
Shift molecules down chain
Trade on spot vs. contract

Enable network activations and expand degrees of freedom

INVESTOR DAY 2018
13

Increasing network activations

Celanese
The chemistry inside innovation™

NETWORK ACTIVATIONS

- Insights captured from new data
- A decision made based on insights
  - More than one option to choose

EXAMPLES

- Change production rates in different geographies
- Add terminals

50% INCREASE YEAR-OVER-YEAR



+50%
2016
2017
2020F

INCREASES THROUGH:

- Commercial flexibility
- Partnerships & alliances
- Supply network expansion

...to leverage Celanese degrees of freedom and optionality

INVESTOR DAY 2018
14

Model strength reflected in margin

Celanese
The chemistry inside innovation™

VALUE PRESERVATION	ENHANCED FLEXIBILITY	GROWTH
→ Shut down non-competitive sites	→ Restructured contracts → Expanded supply chain reach → Real time operating model	→ Expanding industry relationships → Network activations → Capacity additions



12%
10%
10%
16%
14%
20%
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19F
1Q20F
LTM Adj. EBIT %

In a position to increase volume and growth

INVESTOR DAY 2018

15

Positioned to grow volume

Celanese
The chemistry inside innovation™

VOLUME 700-1,300kT | EBIT ($MM) $100-180

OPTIONAL CAPACITY INVESTMENTS
- World-scale acetic acid unit
- Supporting methanol capacity
- Potential M&A

VOLUME 200-400kT | EBIT ($MM) $20+

ALLIANCES
- Provide access to stranded molecules
- Supporting customer growth

VOLUME 400-500kT | EBIT ($MM) $100-130

PROCESS TECHNOLOGY & INCREMENTAL CAPACITY
- Fully unlock Clear Lake acetic acid
- Commence expanded VAM operation
- Debottleneck additional VAM units
- Debottleneck Nanjing acetic anhydride

VOLUME 100-150kT | EBIT ($MM) $15-25

FILL DEMAND GROWTH WITH EXISTING CAPACITY
- Lift organic growth by 2-4% utilizing existing assets

Strong investment opportunities through this decade and beyond

INVESTOR DAY 2018
16

Additional VAM capacity

Celanese
The chemistry inside innovation™



- Committed to Western Hemisphere with capacity to support growth
- Leveraging breakthrough conversion technology to increase yields
- AC expansion 25% cost advantaged to Brownfield


~1,400kT
+150kT Expansion
~150kT from Process Technology & Debottleneck
~1,700kT
VAM Capacity
Clear Lake
Remaining 4 Units
Future VAM Capacity

Executing on 300kT of capacity additions

INVESTOR DAY 2018
17

Next steps for acetic acid expansion

Celanese
The chemistry inside innovation™

- Additional acetic acid investment required in Americas and EMEA to support demand growth
- Executing on Clear Lake technology improvements
- Evaluating multiple options for a world-scale unit


3,300kT
~140kT Debottleneck
+600kT Expansion
+600kT Expansion
4,000-4,600kT
Acid Capacity
Technology Improvements
Optimize Supply Chain
New World Scale Unit
Future Acid Capacity

Capacity addition required to meet demand – Celanese uniquely positioned

INVESTOR DAY 2018
18

Partnering to connect molecules

Celanese
The chemistry inside innovation™


PARTNERS
Acid
VAM
Anhydride
Esters
Acetone Derivatives
Methanol Derivatives
Aldehyde Chain
Emulsions
Amines
Specialties
Relationship Categories

Working to add molecules to AC's global network

INVESTOR DAY 2018
19

20I N V E S T O R D A Y 2 0 1 8 Significant step-up in earnings Volume and margin driving growth 2012 2013 2014 2015 2016 2017 2018F 2019F 2020F +~100kT +~150kT +~150kT 20% 12% 14% 16% 10% 10% Annual volumeLTM Adj. EBIT % VALUE PRESERVATION ENHANCED FLEXIBILITY GROWTH ~3-5% V O L U M E U P L I F T

21I N V E S T O R D A Y 2 0 1 8 ADJUSTED EBIT (in millions) 2017 Volume Growth Industry Utilization Operational Flexibility 2020F $575 $80 $95 $150 ~$900+ 16% CAGR Structural industry changes Expanding network and degrees of freedom Repeatable model Ready-now growth steps PARTNERSHIPS OPTIONALITY INVESTMENTS 3-5% VOLUME GROWTH ~20% ADJUSTED EBIT MARGIN returns~25%2018-2020AVERAGE 2018-2020AVERAGE Power of the Acetyl Chain

22I N V E S T O R D A Y 2 0 1 8 Next Up: Celanese Innovation Showcase Tangible examples of the Celanese value creation model